UNI TED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 27 2001

                               STARUNI CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
         (State or other jurisdiction of incorporation or organization)

          855908 10 9                             95-2210753
          -----------                             ----------
          (CUSIP Number)             (IRS Employer Identification Number)


                               1642 Westwood Blvd.
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 470-9358
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [  ]     Preliminary Information Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2)
         [X ]     Definitive Information Statement

Payment of Filing Fee (Check the appropriate box):

         [X ]     No fee required.
         [  ]     Fee computed on table below per Exchange Act Rules
                  14(c)-5(g) and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  4) Proposed maximum aggregate value of transaction:

                  5) Total fee paid:

         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

--------------------------------------------------------------------------------


                            STARUNI CORPORATION 1642
                                 Westwood Blvd.
                          Los Angeles, California 90024

                  Notice of Proposed Action by Written Consent
                                      of a
                    Majority of the Outstanding Common Stock
                   to be taken on or about December 14, 2001.

To the Stockholders of Staruni Corporation

Notice is hereby given that by Written Consent by the holders of a majority of the outstanding common stock of Staruni Corporation (the "Company") it has been proposed that the Company

         (1). Approve a reverse stock split pursuant to which every ten (10) shares of the Company outstanding prior to the reverse stock split, will be reduced to one (1) share.

         (2). Change the name of the Company to "Elephant Talk Communications, Inc."


Only stockholders of record at the close of business on November 7, 2001 will be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                   By Order of the Board of Directors

                                   /s/ Renee Sadow
                                   ________________________
                                   Secretary of the Company

                               STARUNI CORPORATION
                               1642 Westwood Blvd.
                          Los Angeles, California 90024
                            Telephone (310) 470-9358

                              INFORMATION STATEMENT

                      ACTION BY A MAJORITY OF STOCKHOLDERS


This Information Statement is furnished to all holders of the Common Stock, $.001 par value per share, of the Company, in connection with proposed action by holders of a majority of the issued and outstanding shares of common voting stock of Staruni Corporation, a California Corporation (the "Company") to
Approve:

o a reverse stock split pursuant to which every ten (10) shares of the Company outstanding prior to the reverse stock split, will be reduced to one (1) share;
o Approve the new name of "Elephant Talk Communications, Inc." for the Company.

This action is proposed to occur on or about December 28, 2001. This Information Statement is first being mailed to stockholders on or about December 10, 2001.

Only stockholders of record at the close of business on November 7, 2001 are entitled to notice of the action to be taken. There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of a majority of the shares of the Company as allowed by Section 603 of the California Corporations Code.

The Company, by action of a majority of its shareholders, intends to take action to approve a reverse stock split pursuant to which every ten (10) shares of the Company outstanding prior to the reverse stock split, to be reduced to one (1) share; and to approve the new name of "Elephant Talk Communications, Inc." for the Company and the necessary amendment to its Articles of Incorporation to accomplish the name change.



                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE
PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's outstanding Common Stock as of November 26, 2001, with respect to:
(i) each person known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock; (ii) all directors; and
(iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of November 26, 2001, there were 34,626,899 shares of Common Stock issued and outstanding.


                                                                          AMOUNT AND
         TITLE OF                   NAME AND ADDRESS                       NATURE OF                  PERCENT OF
          CLASS                       OF BENEFICIAL                       BENEFICIAL                     CLASS
                                          OWNER                            OWNERSHIP
-------------------------- -----------------------------------  ------------------------------- -----------------------
       Common Stock                  Bruce D. Stuart                       2,514,444                     7.26%
    ($0.001 par value)             1642 Westwood Blvd.                       Legal
                                  Los Angeles, CA 90024
       Common Stock                 Michael Petrusis                        650,000                      1.88%
    ($0.001 par value)             1642 Westwood Blvd.                       Legal
                                  Los Angeles, CA 90024
       Common Stock                 Robert I. Riecks                        30,000                       0.09%
    ($0.001) par value             1642 Westwood Blvd.                       Legal
                                  Los Angeles, CA 90024
       Common Stock               Enova Holdings, Inc.                    15,000,000                    43.32%
    ($0.001) par value          9800 So. Sepulveda Blvd.                     Legal
                                        Suite 818
                                  Los Angeles, CA 90045
       Common Stock              Directors and Executive                   3,194,444                     9.22%
    ($0.001) par value             Officers as a Group



               THE REVERSE SPLIT OF SHARES OF STARUNI CORPORATION

The Board of Directors authorized and approved a Reverse Stock Split of one-for-ten of the Company's outstanding Common Stock that may be effected by the Board depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Common Stock.

Upon approval of the reverse stock split, each ten shares of the Company's issued and outstanding common stock will automatically be converted into one (1) fully paid and nonassessable share of common stock, $0.001 par value per share, of Staruni Corporation. Fractional shares will be rounded upward. We intend to issue new stock certificates to shareholders of record upon the effective date of the reverse split. Each certificate representing ten (10) issued and outstanding shares of our common stock immediately prior to the effective date of the reverse split will be exchanged for one (1) share of common stock of Staruni Corporation after the effective date of the reverse split.

The reverse stock split would have the following effects upon the number of shares of Common Stock outstanding (34,626,899 shares as of November 26, 2001) assuming that no additional shares of Common Stock are issued by the Company after that date and that the reverse split is effected. The Common Stock will continue to be $0.001 par value common stock following any reverse split, and the number of shares of common stock outstanding will be reduced. The following example is intended for illustrative purposes only.

         Reverse Stock Split                Common Stock Outstanding
               1 for 10                             3,462,689

PLEASE NOTE: Shareholders need not exchange their existing stock certificates for post reverse split share certificates of Staruni Corporation. However, after the effective date of the reverse split, consummation of the merger, any shareholders desiring new stock certificates representing common stock of the Delaware Corporation may submit their existing stock certificates to Computershare Investment Services, 2 North LaSalle Street, Chicago, Illinois 60602, the surviving corporation's transfer agent, for cancellation, and obtain new certificates.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possible with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of the current common stock are advised to consult their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

                    1. The reverse split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
                    2. No gain or loss will be recognized by the Company in connection with the reverse stock split.
                    3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse common stock.
                    4. The aggregate basis of the shares of post-reverse common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.
                    5. The holding period of the shares of post-reverse common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

                            AMENDMENT TO CHANGE NAME

The Board of Director's has approved a change of the Company's name to Elephant Talk Communications, Inc. to facilitate the Company's efforts to become involved in business in the Chinese and Hong Kong markets in the areas of the Company's interests. The Company will amend its Articles of Incorporation to effect the name change. No vote of holders of outstanding shares of the Company, other than those who have already approved the action, is necessary to approve the amendment to the Articles of Incorporation. It is anticipated that within thirty days the final Amendment will be filed with the proper state authorities to formalize the name change of the Company.

     DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 250,000,000 shares of Common Stock, no par value. As of November 26, 2001 there were 34,626,899 shares of Common Stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company.

     INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000, are incorporated herein by reference:
"Item 1. Business", "Item 5. Market Information for Common Equity and Related Shareholder Matters", and "Item 7. Financial Statements."' The following portions of the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2001 are also incorporated herein by reference: "Part I. Item 1:
Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations."' Copies of these documents are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Information Statement was delivered, on written or oral request to Staruni Corporation, 1642 Westwood Blvd. Los Angeles, California 90024, Attention: Secretary (telephone number: (310) 470-9358). Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Information Statement except as so modified or superseded.

                                 CAPITALIZATION

The Company's authorized capital consists of 250,000,000 shares of Common Stock, no par value. As of November 26, 2001 there were 34,626,899 shares of Common Stock outstanding.

Presently, the Company has issued only one of its two authorized classes of stock, Common Stock, par value $0.01 per share. All of such common shares are voting shares and have the same voting rights. However, none of such common shares confers any preemptive rights on the holders thereof to purchase or receive any additional shares of the Company's Common Stock or any other securities, rights or options for the Company's securities authorized or acquired by the Company in the future. The Board may issue the Common Stock authorized by the Company's Charter for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company's herein proposed actions which differs from that of other shareholders of the Company. No director of the Company opposes the proposed actions of the Company.


                            10-KSB AND 10-QSB REPORTS

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE

FOR THE COMPANY'S MOST RECENT FISCAL YEAR, AND ITS MOST RECENT QUARTERLY REPORT ON FORM 10-QSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT QUARTER, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO: RENEE SADOW SECRETARY, STARUNI CORPORATION, 1642 WESTWOOD BLVD., LOS ANGELES, CALIFORNIA 90024.

Dated: November 26, 2001



                                          By Order of the Board of Directors

                                           /s/  Bruce Stuart
                                          ________________________
                                          President of the Company

                                  Appendix "A"

                      CERTIFICATE OF AMENDMENT OF ARTICLES
                                       OF
                      INCORPORATION OF STARUNI CORPORATION

The Undersigned certify that:

3. They are the President and Secretary, respectively of Staruni Corporation, a Corporation;

4. Article First of the Articles of Incorporation of this corporation is amended to read as follows:

           "The name of this corporation is "Elephant Talk Communications, Inc."

5. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

6. The foregoing amendment of the Article of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 35,066,000 shares of "Common Stock" and no shares of "Preferred Stock." The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of "Common Stock."

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our knowledge.

Dated: November 8 , 2001

/s/ Bruce D. Stuart
______________________________
By: Bruce D. Stuart, President

/s/ Renee Sadow
__________________________
By: Renee Sadow, Secretary